Exhibit 99.1

Welsbach Technology Metals Acquisition Corp.

Announces Business Combination Agreement With

Evolution Metals LLC

Aims to Develop a Secure, Reliable Global Supply Chain for Critical Minerals and Materials

Chicago, IL – March 28, 2024 – Welsbach Technology Metals Acquisition Corp. (NASDAQ: WTMA) (“WTMAC”) today announced that it has signed a business combination agreement (“BCA”) with respect to a business combination transaction (the “Transaction”) with Evolution Metals LLC, a Delaware company (“EM” or the “Target”). EM is continuing to develop a robust, alternative critical materials supply chain using proven technologies in stable economies. This value chain includes oxides, carbonates and sulfate beneficiation, metal strips and alloy powders production, and bonded and sintered magnet manufacturing for both EV batteries and rare earth materials that are essential for a greener, cleaner future, while supporting the industrial base of the global economy.

EM is also developing smart factory technology using state-of-the-art AI and robotics. EM’s smart factory technologies result in higher quality, lower cost EV battery production and critical materials value chain, and advanced, ESG-conscious battery charging for EVs and Energy Storage Systems (ESS).

EM’s business development objective is to provide an alternative critical materials value chain while also delivering AI-driven processing, manufacturing and customer interfaces by converting traditional industry into an AI smart factory and AI smart UI – all of which the incumbent critical materials value chain lacks.

“The mid-stream and down-stream are critical paths to supporting the automotive, aerospace and defense industries, while continuing to embrace a more sustainable future,” said Frank Moon, Chief Executive Officer of Evolution Metals. “We continue to evolve proven technologies for robust economic growth, supporting our shareholders in a fast-moving, ever-developing technological world.”

The Transaction is intended to result in WTMAC’s successor listed company owning 100% of the Target.

WTMAC and EM will announce additional details regarding the Transaction in the coming weeks. The transaction is subject to, among other things, tax review, as well as other auditing, corporate, regulatory and stock exchange requirements.

“We are confident and thrilled to be combining WTMA with EM, and will be continuing to value our shareholders’ interests first and foremost, which led us to a successful agreement to proceed with EM,” said Daniel Mamadou, Chief Executive Officer of WTMAC. “The world is full of minerals. Prioritizing the environment with economic and efficient processing, while using state-of-the-art robotics and AI, are core to the strategy of the combined company. My partners and I are excited to continue to make progress.”

The capabilities of the combined company represent a ten thousand ton plus, per annum, output material in magnets and battery metals.

About WTMAC

WTMAC is a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. While WTMAC may pursue an acquisition in any business industry or sector, it intends to concentrate its efforts on targets in the technology metals and energy transition materials industry. WTMAC is led by Chief Executive Officer Daniel Mamadou and Chief Operating Officer Christopher Clower.

About EM LLC

EM LLC is a refining, techonology and specialty chemicals company committed to establishing a secure, reliable global supply chain for critical minerals and materials. Its strategy is to acquire and further develop processing facilities to produce essential materials for electric vehicles, electronics, environmental technologies and aerospace and defense applications. EM aims to support the creation of jobs, industry and manufacturing to promote a greener future by providing custom solutions to support its clients globally. EM LLC is led by Chairman David Wilcox and Chief Executive Officer Frank Moon.

Important Information and Where to Find It

The parties intend to file with the Securities and Exchange Commission (the “SEC”) a registration statement relating to the Transaction. WTMAC’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statements and the amendments thereto and the definitive proxy statement relating to the proposed Transaction, as these materials will contain important information about WTMAC, the Target, and the proposed Transaction. When available, the definitive proxy statement and other relevant materials for the proposed Transaction will be mailed to stockholders of WTMAC as of a record date to be established for voting on the proposed Transaction. Stockholders will also be able to obtain copies of the above referenced documents and other documents filed with the SEC in connection with the proposed business combination, without charge, once available, at the SEC’s web site at www.sec.gov, or by directing a request to: Welsbach Technology Metals Acquisition Corp., 160 S Craig Place, Lombard, Illinois 60148.

Participants in the Solicitation

WTMAC and the Target and each of their directors and executive officers may be considered participants in the solicitation of proxies with respect to the proposed Transaction under the rules of the SEC. Information about the directors and executive officers of WTMAC and a description of their interests in WTMAC is contained in WTMAC’s Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the SEC on February 21, 2023 (the “Annual Report”).

Information about WTMAC’s directors and executive officer’s interests in the Transaction, as well as information about Target’s directors and executive officers and a description of their interests in Target and the proposed Transaction will be set forth in the proxy statement relating to the proposed Transaction, when it is filed with the SEC. When available, the above referenced documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed Transaction. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Forward Looking-Statements

Certain statements made in this Report on Form 8-K are “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Such “forward-looking statements” with respect to the proposed transaction between a target and WTMA include statements regarding the benefits of the transaction, the anticipated timing of the transaction and the products and markets of a target. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report on Form 8-K, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of WTMA’s securities, (ii) the risk that the transaction may not be completed by WTMA’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by WTMA, (iii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of a Merger Agreement by the shareholders of WTMA, the satisfaction of the minimum amount in the trust account, if any, following redemptions by WTMA’s public shareholders and the receipt of certain governmental and regulatory approvals, (iv) the potential lack of a third party valuation in determining whether or not to pursue the proposed transaction, (v) the inability to complete a PIPE investment, (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of a Merger Agreement, (vii) the effect of the announcement or pendency of the transaction on a target’s business relationships, operating results, and business generally, (viii) risks that the proposed transaction disrupts current plans and operations of a target and potential difficulties in employee retention as a result of the transaction, (ix) the outcome of any legal proceedings that may be instituted against a target or against WTMA related to a Merger Agreement or the proposed transaction, (x) the ability to maintain the listing of WTMA’s securities on a national securities exchange, (xi) the price of WTMA’s securities may be volatile due to a variety of factors, including changes in the competitive and regulated industries in which WTMA plans to operate or a target operates, variations in operating performance across competitors, changes in laws and regulations affecting WTMA’s or a target’s business, a target’s inability to implement its business plan or meet or exceed its financial projections and changes in the combined capital structure, (xii) changes in general economic conditions, including as a result of the COVID-19 pandemic, and (xiii) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in a registration statement on Form S-4 following identification of a target and execution of a Merger Agreement, the proxy statement/prospectus and other documents filed or that may be filed by WTMA from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and a target and WTMA assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither a target nor WTMA gives any assurance that either a target or WTMA, or MergeCo, will achieve its expectations.

Contact:

Daniel Mamadou, CEO, Welsbach Technology Metals Acquisition Corp.

daniel@welsbach.sg

David Wilcox, Managing Member, EM LLC

david.wilcox@evolution-metals.com